UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 376-3000
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Agreement and Plan of Merger
     On May 26, 2011, Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), PowerCo Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Skyworks (“Merger Sub”) and Advanced Analogic Technologies Incorporated (“AATI”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions therein, merge with and into AATI, and AATI will be the successor or surviving corporation of the merger and will become a wholly owned subsidiary of Skyworks (the “Merger”). The Board of Directors of Skyworks (the “Board”) has unanimously approved the Merger and the Merger Agreement.
     Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of common stock of AATI issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an aggregate of $6.13 per share, payable in an initial combination of $3.68 in cash and 0.08725 of a share of Skyworks common stock. The cash amount is subject to adjustment depending upon whether the last sale price value of a share of Skyworks common stock for the five full trading days ending on the trading day immediately prior to the date on which the Effective Time occurs (the “Average Price”) is greater than or less than $2.45. If the Average Price is less than $21.00, then Skyworks has the right to pay the entire $6.13 in cash so that there would be no Skyworks common stock. The shares of Skyworks common stock issuable in the transaction will be registered pursuant to a registration statement on Form S-4 and the shares of Skyworks common stock issuable upon exercise of assumed AATI stock options will be registered pursuant to a registration statement on Form S-8.
     The completion of the Merger is subject to the satisfaction or waiver of customary conditions, including, among other things, obtaining the approval of AATI’s stockholders, receiving any applicable governmental and regulatory approvals, and the absence of any development having (or reasonably likely to have) a “material adverse effect” on AATI. Skyworks and AATI have made certain customary representations and warranties to each other in the Merger Agreement, including representations and warranties made by AATI related to capitalization, the absence of undisclosed liabilities and other changes, intellectual property, accuracy and completeness of SEC filings and financial statements, absence of litigation, and employee benefits and matters.
     The Merger Agreement also gives Skyworks and AATI the right to terminate the Merger Agreement under certain circumstances, including in the event of certain uncured breaches of representations and warranties or covenants by the other party and in the event that the Closing does not occur prior to December 31, 2011. Pursuant to the Merger Agreement, AATI has agreed to certain restrictions on the operation of its business between the date of the Merger Agreement and the Effective Time, and AATI and Skyworks have entered into covenants on customary matters, including obtaining the requisite approval of AATI’s stockholders, making required regulatory filings, employee benefits after the Closing, and other matters. A copy of the Merger Agreement has been filed by AATI and will be filed with the registration statement on Form S-4 required to be filed by Skyworks.
Stockholder Agreement
     In connection with the Merger Agreement, Skyworks has entered into a stockholder agreement (the “Stockholder Agreement”), dated as of May 26, 2011, with certain of AATI’s officers and directors (each a “Stockholder” and collectively, the “Stockholders”) pursuant to which, among other things, each Stockholder has agreed to vote all shares of AATI common stock beneficially owned by such Stockholder (the “Covered Shares”) in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and against any other acquisition proposal or alternative acquisition agreement made in opposition to the consummation of the Merger and the transactions contemplated by the Merger Agreement.
     Non-Competition Agreement
     In connection with the Merger Agreement, Skyworks has entered into a non-competition, non-solicitation and confidentiality agreement, dated as of May 26, 2011, with Richard K. Williams, the President, Chief Executive Officer and Chief Technology Officer of AATI (the “Non-Competition Agreement”), pursuant to which, among other things, Mr. Williams has agreed, for a period of 24 months and subject to certain exceptions, not to engage, without the express prior written consent of Skyworks, in any business or activity that is in competition with AATI’s business of developing, designing, manufacturing, licensing, marketing, selling and distributing power management semiconductors and related software.
Item 8.01 Other Events.
     On May 26, 2011, Skyworks and AATI issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d)	See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

Exhibit No.	Description

99.1	Press Release dated May 26, 2011

Safe Harbor Statement
     This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation information relating to future results and expectations of Skyworks (including without limitation certain projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.
     These risks, uncertainties and other important factors include, but are not limited to: whether we are able to satisfy the closing conditions and close our acquisition of AATI; whether we are able to successfully integrate AATI’s operations; uncertainty regarding global economic and financial market conditions; the susceptibility of the wireless semiconductor industry and the markets addressed by our, and our customers’, products to economic downturns; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; losses or curtailments of purchases or payments from key customers, or the timing of customer inventory adjustments; the availability and pricing of third party semiconductor foundry, assembly and test capacity, raw materials and supplier components; changes in laws, regulations and/or policies in the United States that could adversely affect financial markets and our ability to raise capital; our ability to develop, manufacture and market innovative products in a highly price competitive and rapidly changing technological environment; economic, social and political conditions in the countries in which we, our customers or our suppliers operate, including security and health risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates; fluctuations in our manufacturing yields due to our complex and specialized manufacturing processes; delays or disruptions in production due to equipment maintenance, repairs and/or upgrades; our reliance on several key customers for a large percentage of our sales; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; our ability to timely and accurately predict market requirements and evolving industry standards, and to identify opportunities in new markets; uncertainties of litigation, including potential disputes over intellectual property infringement and rights, as well as payments related to the licensing and/or sale of such rights; our ability to rapidly develop new products and avoid product obsolescence; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; lengthy product development cycles that impact the timing of new product introductions; unfavorable changes in product mix; the quality of our products and any remediation costs; shorter than expected product life cycles; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; and our ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties, as well as other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information about the Transaction and Where to Find It
     Skyworks plans to file with the Securities and Exchange Commission (“SEC”) Registration Statements on Form S-4 and S-8 in connection with the transaction and AATI plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Skyworks, AATI, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.
     Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov.
     In addition, investors and security holders will be able to obtain free copies of the Registration Statements and Proxy Statement/Prospectus from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com; or from AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.
Participants in the Solicitation
     Skyworks and AATI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks and AATI are set forth in Skyworks’ and AATI’s most recent Form 10-K/A, which were filed with the SEC on January 31, 2011 and May 2, 2011, respectively, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interest of Skyworks and its directors and officers, and AATI and its directors and executive officers in the proposed transaction, by reading the Registration Statements and Proxy Statement/Prospectus regarding the transaction when it becomes available.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: June 2, 2011	/s/ Donald W. Palette Donald W. Palette
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 26, 2011